Power of Attorney

I, Virginia G. Breen, the undersigned Director of UBS Event Fund, L.L.C. (the "Fund"), hereby authorize Robert F. Aufenanger as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Virginia G. Breen
Name: Virginia G. Breen Title: Director

Dated as of September 24, 2010

Power of Attorney

I, Meyer Feldberg, the undersigned Director of UBS Event Fund, L.L.C. (the "Fund"), hereby authorize Robert F. Aufenanger as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Meyer Feldberg
Name: Meyer Feldberg Title: Director

Dated as of September 22, 2010

Power of Attorney

I, George W. Gowen, the undersigned Director of UBS Event Fund, L.L.C. (the "Fund"), hereby authorize Robert F. Aufenanger as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ George W. Gowen
Name: George W. Gowen Title: Director

Dated as of September 23, 2010
Power of Attorney

I, Stephen H. Penman, the undersigned Director of UBS Event Fund, L.L.C. (the "Fund"), hereby authorize Robert F. Aufenanger as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Stephen H. Penman
Name: Stephen H. Penman Title: Director

Dated as of September 22, 2010